SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2004

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

            WAMU MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-AR8
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                 333-103345-16                   94-2528990
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
               ----------------------------------------------------
              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the July 2004 distribution.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.  99.1

Description: July 2004 Distribution Report for WAMU MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-AR8

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Date:  July 30, 2004              By: /s/ Tammy Spriggs
                                    _________________________________________
                                    Tammy Spriggs
                                    First Vice President
                                    (Authorized Officer)

                                  EXHIBIT INDEX
--------------------------------------------------------------------------------

Exhibit No:   99.1

Description: July 2004 Distribution Report for WAMU MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-AR8